SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

    |_|  Preliminary Proxy Statement         |_|  Confidential, for Use of the
    |X|  Definitive Proxy Statement               Commission  Only (as permitted
    |_|  Definitive Additional Materials          by Rule 14a-6(e)(2))

    |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Million Dollar Saloon, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
                               -------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    (3) Filing Party:
                     -----------------------------------------------------------

    (4) Date Filed:
                   -------------------------------------------------------------

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757




                                November 4, 2002




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at 2:00 p.m., Central Standard Time, on Tuesday, December 10, 2002, at the corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231.

         This year you will be asked to consider two proposals concerning the election of directors and ratification of the appointment of the Company's independent public accountants, respectively. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

         The Board of Directors recommends that you approve the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

         Thank you for your cooperation.

                                             Sincerely,



                                            Dewanna Ross
                                              Secretary

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757




      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 10, 2002


         Notice is hereby given that the Annual Meeting of the Stockholders of Million Dollar Saloon, Inc., a Nevada corporation (the "Company"), will be held on December 10, 2002, at 2:00 p.m., Central Standard Time, at the corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231, for the following purposes:

(1) To elect two (2) directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2) To ratify the appointment of S. W. Hatfield, CPA as independent public accountants for the Company; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The holders of record of common stock of the Company at the close of business on November 1, 2002, will be entitled to vote at the meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Dewanna Ross
                                        Secretary

                           MILLION DOLLAR SALOON, INC.
                              6848 Greenville Ave.
                               Dallas, Texas 75231


                             ----------------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 2002
                             ----------------------


                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors of Million Dollar Saloon, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231, at 2:00 p.m. Central Standard Time, on December 10, 2002, and at any adjournment thereof. The Company will bear the cost of such solicitation, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners. In addition to the use of the mails, Proxies may be solicited by officers and employees of the Company, without remuneration, by personal contact, telephone or facsimile. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about November 4, 2002.

         Execution and return of the enclosed Proxy will not in any way affect a stockholder's right to attend the Meeting and to vote in person, and any stockholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the election as directors of those two nominees named in this Proxy Statement, "FOR" the proposal to ratify the appointment of S. W. Hatfield, CPA as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

                          VOTING SECURITIES AND QUORUM

         Stockholders of record at the close of business on November 1, 2002 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, the Company had issued and outstanding 5,731,778 shares of $0.001 par value common stock (the "Common Stock"). The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Each holder of Common Stock will be entitled to one vote per share held. Neither the Articles of Incorporation, as amended, nor the Bylaws of the Company provide for cumulative voting rights.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting is required for the approval of matters presented at the Meeting, except as to the election of directors, the two individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

         The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you checked the box marked "WITHHOLD" your vote will be treated as an abstention and accordingly, your shares will neither be voted for nor against a director but will be counted for quorum purposes.

         Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a Proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved.

                       MATTERS TO COME BEFORE THE MEETING

Proposal 1:  Election of Directors

         At the Meeting, two directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

         It is the intention of the persons named in the Proxies to vote the Proxies for the election of the nominees named below, unless otherwise specified in any particular Proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, Proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. A stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, present in person or by Proxy at the Meeting and entitled to vote on the election of directors, will be elected directors. Abstentions and brokers non-votes (i.e., shares held in street name for which the record holder does not have discretionary authority to vote) will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

         The persons listed below have been nominated by the Board of Directors as nominees for election to fill the two director positions.

         Nominee       Age Position with the Company              Director Since
         ------------  --- -------------------------------------  --------------

         Nick Mehmeti  45  President, Chief Executive Officer,    January 2000
                           Chief Financial Officer and Director

         Duncan Burch  45  Executive Vice President and Director  January 2000

Information Regarding Nominees For Election As Directors

Background of Nominees for Director

         Nick Mehmeti has served as the Company's President, Chief Executive Officer and a director since January 2000. He has served as the Chief Financial Officer since January 2001. For at least the last fifteen years Mr. Mehmeti and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth Metroplex. Mr. Mehmeti will devote as much of his time as is necessary to perform his duties as President, Chief Executive Officer, Chief Financial Officer and a director of the Company.

         Duncan Burch has served as the Company's Executive Vice President and a director since January 2000. Mr. Burch and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth Metroplex for at least the past ten years. Mr. Burch will devote as much of his time as is necessary to perform his duties as an officer and a director of the Company.

Board of Directors and Committee Meetings Attendance

         During the fiscal year ended December 31, 2001, the Board held one meeting, its annual meeting on January 10, 2002. The Company does not have any committees. The Company currently does not pay a director fee for attending scheduled and special meetings of the Board of Directors. The Company does not pay expenses of its directors for attending meetings.

Proposal 2:  Ratify the Appointment of Independent Public Accountants

         The Board of Directors of the Company has appointed S. W. Hatfield, CPA, independent public accountants to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2002, subject to approval by stockholders at the Meeting. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or materially indirect financial interest in the Company, or any connection with the Company in any capacity otherwise than as independent public accountants.

         Although stockholder ratification and approval of this appointment is not required by law or otherwise, and in keeping with the Company's policy that its stockholders should be entitled to a voice in this regard as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors, and in such case, the vote of stockholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Meeting:

                  RESOLVED, that the appointment by the Board of Directors of the Company of S. W. Hatfield, CPA to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for the fiscal year 2002 is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The firm of S. W. Hatfield, CPA, independent auditors, has been selected by the Board of Directors to serve as the Company's auditors for the fiscal year ending December 31, 2002. S. W. Hatfield, CPA has served as the Company's auditors since 1995. A representative of S. W. Hatfield, CPA is expected to be present at the Annual Meeting in order to make a statement if the auditors so desire and to respond to appropriate questions.

         Audit Fees. The aggregate fees billed by S. W. Hatfield, CPA for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for that year were $12,025.

         All Other Fees. There were no other fees for either audit-related or non-audit services billed by S. W. Hatfield, CPA. The Company did not incur any fees to S.W. Hatfield, CPA for financial information systems design and implementation services for the fiscal year ended December 31, 2001.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of November 1, 2002 relating to the beneficial ownership of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common
Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors of the Company as a group.

                                                                             Percentage of Common
                            Name(1)                      Number of Shares         Stock Owned
-------------------------------------------------------- ----------------    --------------------
Nick Mehmeti(2).........................................   2,419,787(3)              39.5%
Duncan Burch(2).........................................   2,075,787(3)              33.9%
Dewanna Ross(4).........................................     34,350(5)                 *
J.M. Tibbals as Trustee for The Irrevocable Equity
   Trust No. 1(6).......................................      451,558                 7.9%
Officers and Directors as a group (3 persons)...........   4,129,924(7)              67.4%
--------------------

*Less than 1%
(1) Unless otherwise indicated, the persons listed have sole voting and investment powers with respect to all such shares.
(2) Mr. Mehmeti is the President, Chief Executive Officer, Chief Financial Officer and a director of the Company and Mr. Burch is the Executive Vice President and a director of the Company. The mailing address for Messrs. Mehmeti and Burch is c/o the Company, 6848 Greenville Ave., Dallas, Texas 75231.
(3) Includes an option to purchase 400,000 shares of the Common Stock of the Company for $440,000 ($1.10 per share) which is jointly owned by Messrs. Mehmeti and Burch and may be exercised in whole or in part at any time until October 18, 2004 when the option expires.
(4)      Dewanna Ross is the Secretary and Treasurer of the Company.
(5) Includes 4,000 shares owned by Ms. Ross and 30,350 shares held in a custodian account for the benefit of Solon Weaver. Ms. Ross disclaims any ownership interest in the 30,350 shares held in the custodian account, but she does have voting authority of such shares.
(6) The mailing address for The Irrevocable Equity Trust No. 1 is c/o J.M. Tibbals, Arter & Hadden, 1717 Main Street, Suite 4100, Dallas, Texas 75201.
(7) Includes 400,000 shares which are subject to an option jointly held by Messrs. Mehmeti and Burch which may be exercised at any time until October 18, 2004 and 30,350 shares held in a custodian account over which Dewanna Ross has voting power.

                       EXECUTIVE OFFICERS AND COMPENSATION

         The following section sets forth the names and background of the Company's executive officers.

Background of Executive Officers

     Name                                   Offices Held                     Age
------------------    ---------------------------------------------------    ---
Nick Mehmeti(1)       Chief  Executive  Officer, Chief Financial Officer,     45
                      President and Director
Duncan Burch(1)       Executive Vice President and Director                   45
Dewanna Ross(2)       Secretary and Treasurer                                 47
------------------
(1) On January 18, 2000, Messrs. Mehmeti and Burch were elected directors of the Company. On January19, 2000, Mr. Mehmeti was elected as the President and Chief Executive Officer of the Company and Mr. Burch was elected as Executive Vice President of the Company. See "Information Regarding Nominees For Election As Directors."

(2) Ms. Ross served as Vice President of Operations and Chief Operating Officer from January 19, 2000 to January 10, 2002. She previously served as a director of the Company until January 10, 2002.

         Dewanna Ross has served in various positions with the Company since 1995. Ms. Ross served as a director of the Company from 1995 until January 2002. She served as President and Chief Executive Officer of the Company from July 1999 to January 2000. She served as Vice President of Operations and Chief Operating Officer of the Company from January 19, 2000 to January 10, 2002. She currently serves as Secretary-Treasurer of the Company. Ms. Ross is responsible for the development of the corporate procedures, including the hiring and training of corporate staff and the day-to-day operations of the Company's Million Dollar Saloon. Ms. Ross has also served as an officer and operator of a private club and as an officer of other businesses. Ms. Ross has a Bachelor of Arts degree from the University of Texas at Dallas.

         All officers of the Company hold office until the annual meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

Summary of Compensation

         Laird Boles, who is not an officer or director of the Company, received $225,000 compensation during 2001. Mr. Boles is primarily responsible for the management of the Company's Million Dollar Saloon and related personnel supervision. No executive officer of the Company received remuneration in excess of $100,000 during 2001. The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for the Company to its President and Chief Executive Officer. All other compensation related tables required to be reported have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of the Company's executive officers in any fiscal year to be covered by such tables.

                           Summary Compensation Table

                                         Annual Compensation       Long-Term Compensation
                                      --------------------------- -------------------------
                                                                           Awards            Payouts
                                                                  -------------------------  --------
         Name/Title            Year    Salary/        Other       Restricted   Securities     LTIP         All
                                                      Annual        Stock      Underlying                 Other
                                        Bonus      Compensation    Awards     Options/SARs   Payouts  Compensation
----------------------------- ------- ----------- --------------- ----------  -------------  -------- --------------
Nick Mehmeti, President and    2001    $ 84,000         NA           NA            NA          NA          NA
  Chief Executive Officer

Nick Mehmeti, President and    2000    $191,162         NA           NA            NA          NA          NA
  Chief Executive Officer(1)

Dewanna Ross, President and    2000    $ 4,200          NA           NA            NA          NA         $ -0-
  Chief Executive Officer(2)   1999    $ 36,400

Nina Furrh, President and      1999    $ 66,000         NA           NA            NA          NA         $ -0-
  Chief Executive Officer(3)

--------------------
(1) Mr. Mehmeti was employed by the Company during 2000 as President and Chief Executive Officer at an annual salary of $130,000. In December 2000, Mr. Mehmeti received a bonus of $81,162. On January 30, 2001, Mr. Mehmeti agreed to reduce his annual salary to $78,000.
(2) Ms. Ross was elected President and Chief Executive Officer in July 1999 to replace Nina Furrh. Subsequently, in January 2000 she resigned as President and Chief Executive Officer and was elected as Vice President of Operations and Chief Operating Officer, a position she held until January 10, 2002. The $36,400 paid during 1999 and $4,200 paid in 2000 represents Ms. Ross' salary while she served as President and Chief Executive Officer.
(3) Ms. Furrh was elected President and Chief Executive Officer in February 1998. In July 1999, Ms. Furrh resigned as President and Chief Executive Officer.

Director Compensation

         The Company does not currently pay a director fee for attending scheduled and special meetings of the Board of Directors. The Company does not pay the expenses of its directors for attending board meetings.

Indebtedness of Directors and Senior Officers

         Except as set forth in "Certain Relationships and Related Transactions," none of the directors or officers of the Company or their respective associates or affiliates is indebted to the Company. The Company has two lease agreements with corporations affiliated with Duncan Burch, Executive Vice President and director of the Company. See "Certain Relationships and Related Transactions."

Committees of the Board of Directors and Meeting Attendance

         There are no audit, compensation or other committees of the Board of Directors of the Company.

Family Relationships

         There are no family relationships among the Company's directors or officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of stock options to any officer or director of the Company during the fiscal year ended December 31, 2001.

                          OPTION EXERCISES AND HOLDINGS

         The Company does not have a stock option plan. Except as disclosed in "Security Ownership of Certain Beneficial Owners and Management," no officer, director or employee of the Company holds any stock options to purchase shares of Common Stock of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4, and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

         Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during 2001 was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 30, 2001, the Board of Directors, with Duncan Burch absent and non-voting, approved an amendment to the lease agreement covering the Company's Northwest Highway property located in Dallas, Texas. The amendment provided that effective January 1, 2001, the base rental was reduced from $4,750 per week to an amount equal to 10% of the gross revenues generated from the business located at the property, payable quarterly, until termination of the lease in May 2002, with a minimum weekly payment of $1,000 which will be credited against the quarterly percentage rent. The minimum rent payment under the amended lease agreement shall not be less than $1,000 per week. During 2001 the Company received $52,000 in lease payments for this property. At December

31, 2001, the lessee owed $56,866 for accrued rent for this property. The modification of the lease agreement was the result of negotiations between the Company and representatives of the tenant. Such modifications were requested by the tenant as a result of substantial decreasing revenues of the tenant's adult cabaret operation located on the property. The tenant had previously advised the Company that if the lease was not modified, it may be compelled to close its business operations and exercise the termination provision in the lease agreement. Since the lease terminated in May 2002, the tenant is on a month-to-month basis with the same lease payments as provided in the modified lease agreement. There are currently no negotiations with the tenant for a new lease agreement. The business is owned by an affiliated corporation of Duncan Burch, an officer and director of the Company. See "Matters To Come Before The Meeting - Proposal 1: Election of Directors."

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held in 2003 must be received by the Company at its principal executive offices, 6848 Greenville Avenue, Dallas, Texas 75231, no later than July 1, 2003, in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

                                    EXPENSES

         The cost of soliciting Proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

                        ADDITIONAL INFORMATION AVAILABLE

         UPON WRITTEN REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL FURNISH A COPY OF THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

         So far as is now known, there is no business other than that described above to be presented to the stockholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

         STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors



                                              Dewanna Ross
                                              Secretary

November 4, 2002

================================================================================

                                   FORM 10-KSB

         The Company will furnish without charge to each person whose Proxy is being solicited upon request of any such person a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, including the financial statements. Requests for copies of such report should be directed to Ms. Dewanna Ross, Million Dollar Saloon, Inc., 6848 Greenville Avenue, Dallas, Texas 75231.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001 includes a copy of its Annual Report on Form 10-KSB, including the financial statements as filed with the Securities and Exchange Commission.

================================================================================

                           MILLION DOLLAR SALOON, INC.
               Proxy Solicited on Behalf of the Board of Directors
                     for the Annual Meeting of Stockholders
                                December 10, 2002


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby constitutes and appoints Nick Mehmeti and Duncan Burch (acting unanimously, or if only one is present, by that one alone), and each of them, with full power of substitution and revocation, as the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at 6848 Greenville Avenue, Dallas, Texas 75231, at 2:00 p.m., Central Standard Time on December 10, 2002, and any adjournments thereof, and to vote the shares of Common Stock standing in the name of the undersigned with all powers the undersigned would possess if personally present at the meeting.

(1) Election of two (2) Directors to serve until the next Annual Meeting of Stockholders.

    |_| FOR All nominees named (except as marked to the contrary). |_| WITHHOLD AUTHORITY to vote for all nominees named.

Names of Nominees:       Nick Mehmeti             Duncan Burch

(Instruction: To withhold authority to vote for individual nominees, write the nominee's names on the following line.)

--------------------------------------------------------------------------------

(2) Ratification of Appointment of S.W. Hatfield, CPA as Independent Public Accountants of the Company.

         |_|  FOR              |_|  AGAINST             |_|  ABSTAIN

(3) In their discretion to vote upon such other business as may properly come before the meeting.

         |_|  FOR              |_|  AGAINST             |_|  ABSTAIN

                  (Continued, and to be signed, on other side)

                           (Continued from other side)

     If no specific direction is given, the proxy will be voted FOR the election of all directors, FOR ratification of the appointment of S.W. Hatfield, CPA as independent public accountants, and in accordance with their best judgment on all other matters that may properly come before the meeting.

     Please sign exactly as your name appears below. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    DATED: _____________________________________


                                    ____________________________________________
                                    (Print Full Name of
                                    Stockholder)


                                    ____________________________________________
                                    (Signature of Stockholder)


                                    ____________________________________________
                                    (Insert Title of Above
                                    Signatory if Stockholder
                                    is not an Individual)


                                    No postage is required if returned in the enclosed envelope and mailed in the United States. Stockholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

         PLEASE SIGN AS YOUR NAME APPEARS HEREON, DATE AND RETURN PROXY.